Collaboration Agreements	12 Months Ended
Dec. 31, 2011
Collaboration Agreements
Collaboration Agreements

23.                               Collaboration Agreements

(a)

On March 12, 2009, the Company entered into a technology transfer agreement (with an amendment entered on December 14, 2011) with Tianjing CanSino Biotechnology Inc. to develop a pneumococcal vaccine. The collaboration term under the technology transfer agreement is from March 12, 2009 to eight years after the first sales of the vaccine developed under the technology transfer agreement in Chinese market.

Under the terms of the technology transfer agreement, the Company will make milestone payments of up to $3 million and royalty payments ranging from percentages falling in the teens for the portion of the net sales in Chinese market less than RMB 100 million and the single digits for net sales in Chinese market in excess of RMB 100 million. Both parties will work together to develop international markets for the products.

On December 14, 2011, an amendment agreement was signed for the payment of $300,000 for transfer of additional 6 serotypes and related technology. As of December 31, 2011, the Company incurred milestone payments of $1 million.

(b)

On August 18, 2009, the Company entered into a patent license agreement with the National Institutes of Health (“PHS”), an agency of the United States Public Health Services within the Department of Health and Human Services. PHS has granted the Company a non-exclusive license to make and use certain of its products. PHS has also granted the Company the right to use certain associated information for development of its licensed products.

The Company has agreed to pay PHS a license issue royalty of $80,000 and a non-refundable minimum annual royalty of $7,500, and royalty payments on net sales with a range in single digits depending on the sales territory and the customers. The Company has also agreed to pay PHS benchmark royalties upon achieving each benchmark as specified in the patent license agreement. In 2011, the Company recorded a license issue royalty of $21,125 (2010 $ - 7,500; 2009 $ - 90,274) in research and development expenses.

(c)

The Company licensed from MedImmune, LLC certain rights to use patented reverse genetics technology pertaining to virus strain production for vaccines, including the H5N1 influenza virus strain. The Company has agreed to pay an upfront license fee, milestone payments of up to an aggregate of $6.5 million based upon achievement of cumulative net sales of licensed products in China (including Hong Kong and Macau), as well as royalty payments in single digit of net sales of the licensed products in China (including Hong Kong and Macau). As of December 31, 2011, an upfront license fee was included in the account payable and accrued liabilities. No milestone payments have been paid or are payable because the cumulative net sales target has not been achieved.